                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K/A
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: September 7, 1999
                Capita Equipment Receivables Trust 1996-1-AMENDED


    A New York               Commission File           I.R.S. Employer
   Corporation               NO. 333-08645              No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Capita Equipment Receivables Trust 1996-1-AMENDED
Monthly Servicing Report
Determination Date: September 8, 1999      Payment Date: September 15, 1999
Collection Period: August 31, 1999

Item 5. Other
I.    Information Regarding the Contracts
   1.  Contract Pool Principal Balance
       a.    Beginning of Collection Period                         $ 449,235,979
       b.    End of Collection Period                               $ 415,360,376
       c.    Reduction for Collection Period                        $  33,875,604
   2.  Delinquent Scheduled Payments
       a.    Beginning of Collection Period                         $  16,668,387
       b.    End of Collection Period                               $  14,808,750
   3.  Liquidated Contracts
       a.    Number of Liquidated Contracts                                   502
             with respect to Collection Period                                ---
       b.    Required Payoff Amounts of Liquidated Contracts        $   2,707,794
       c.    Total Reserve for Liquidation Expenses                 $          -
       d.    Total Liquidation Proceeds Received (1)                $     556,251
       e.    Liquidation Proceeds Allocated to Owner Trust          $     512,525
       f.    Liquidation Proceeds Allocated to Depositor            $      43,726
       g.    Current Realized Losses                                $   2,195,269
   4.  Prepaid Contacts
       a.    Number of Prepaid Contracts with respect                         321
             to Collection Period                                             ---
       b.    Required Payoff Amounts of Prepaid Contracts           $   1,732,014
   5.  Purchased Contracts (by TCC)
       a.    Number of Contracts Purchased by TCC with                          0
             respect to Collection Period                                       -
       b.    Required Payoff Amounts of Purchased Contracts         $          -



6. Delinquency Status of Contracts (End of Collection Period)

                   --------------------------------------------------------------------
                                                                      % of Aggregate
                    Number of       % of       Aggregate Required     Required Payoff
                    Contracts     Contracts      Payoff Amounts           Amounts
                   --------------------------------------------------------------------
a.    Current         51,344       88.68%        $ 385,266,203             89.56%
b.    31-60 days       2,910        5.03%        $  21,865,916              5.08%
c.    61-90 days       1,501        2.59%        $   8,882,728              2.06%
d.    91-120 days        936        1.62%        $   6,948,789              1.62%
e.    120+ days        1,210        2.09%        $   7,205,490              1.68%
f.    Total           57,901      100.00%        $ 430,169,126            100.00%

7. Historical Delinquency Experience with Respect to Contracts

------------------------------------------------------------------------------------------------------------------
                              % of                  % of                     % of                  % of
                           Aggregate              Aggregate                Aggregate             Aggregate
                        Required Payoff        Required Payoff          Required Payoff       Required Payoff
                            Amounts                Amounts                  Amounts               Amounts
     Collection
        Periods       31-60 Days Past Due    61-90 Days Past Due     91-120 Days Past Due   120+ Days Past Due
------------------------------------------------------------------------------------------------------------------
     8/31/99                 5.08%                  2.06%                    1.62%                 1.68%
     7/31/99                 5.33%                  2.43%                    1.29%                 1.93%
     6/30/99                 5.02%                  2.43%                    1.52%                 1.70%
     5/31/99                 6.17%                  2.59%                    1.27%                 1.90%
     4/30/99                 5.66%                  2.37%                    1.08%                 1.71%
     3/31/99                 5.84%                  2.32%                    1.08%                 1.66%
     2/28/99                 6.98%                  2.44%                    1.30%                 1.80%
     1/31/99                 6.09%                  2.24%                    1.17%                 1.74%
    12/31/98                 5.94%                  1.90%                    1.23%                 1.45%
    11/30/98                 6.15%                  1.94%                    0.92%                 1.30%
    10/31/98                 4.92%                  1.55%                    0.90%                 1.28%
     9/30/98                 4.39%                  1.47%                    0.91%                 1.24%
     8/31/98                 4.08%                  1.59%                    0.83%                 1.00%
     7/31/98                 4.04%                  1.42%                    0.82%                 1.17%
     6/30/98                 3.90%                  1.37%                    0.77%                 1.41%
     5/31/98                 4.46%                  1.51%                    0.80%                 1.41%
     4/30/98                 4.47%                  1.54%                    0.98%                 1.25%
     3/31/98                 3.85%                  1.61%                    0.98%                 1.12%
     2/28/98                 6.83%                  2.00%                    0.79%                 1.09%
     1/31/98                 4.39%                  1.21%                    0.65%                 0.94%
    12/31/97                 3.50%                  1.25%                    0.54%                 0.85%
    11/30/97                 2.78%                  0.42%                    0.24%                 0.16%
    10/31/97                 3.64%                  1.07%                    0.45%                 0.73%
     9/30/97                 3.21%                  0.95%                    0.48%                 0.82%
     8/31/97                 3.58%                  0.95%                    0.50%                 0.80%
     7/31/97                 3.11%                  0.90%                    0.53%                 0.78%
     6/30/97                 3.53%                  0.90%                    0.57%                 0.69%
     5/31/97                 3.06%                  0.99%                    0.58%                 0.63%
     4/30/97                 2.99%                  1.08%                    0.47%                 0.64%
     3/31/97                 3.73%                  0.96%                    0.46%                 0.61%
     2/28/97                 3.70%                  0.97%                    0.55%                 0.55%
     1/31/97                 3.27%                  0.97%                    0.49%                 0.40%
    12/31/96                 4.10%                  0.96%                    0.39%                 0.20%
    11/30/96                 3.49%                  0.83%                    0.34%                 0.00%
    10/31/96                 2.90%                  0.64%                    0.01%                 0.01%


8. Historical Loss Experience With Respect to Contracts

                                        ---------------------------------------------------------------------------
                                         Collection      3 Collection    6 Collection Periods    Cumulative Since
                                           Period       Periods Ending          Ending             Cut-off Date
                                          July-99           July-99             July-99
                                        ---------------------------------------------------------------------------
a.    Number of Liquidated                  502              1,666               3,077                21,093
      Contracts
b.    Number of Liquidated                 0.179%           0.594%              1.096%                7.516%
      Contracts as a Percentage
      of Initial Contracts
c.    Required Payoff Amounts of         2,707,794         8,035,762          18,137,941            126,616,392
      Liquidated Contracts
d.    Liquidation Proceeds Allocated      512,525          2,287,833           3,957,046            29,425,490
      to Owner Trust
e.    Aggregate Current Realized         2,195,269         5,747,929          14,180,894            97,190,901
      Losses
f.    Aggregate Current Realized           0.069%           0.180%              0.445%                3.051%
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance

II. Information Regarding the Securities

1.  Summary of Balance Information

---------------------------------------------------------------------------------------------------------------------------------
                                      Principal Balance as of   Class Factor as of   Principal Balance as of   Class Factor as of
          Class            Coupon        September 15, 1999      September 15, 1999       August 14, 1999         August 14, 1999
                            Rate            Payment Date            Payment Date           Payment Date            Payment Date
---------------------------------------------------------------------------------------------------------------------------------
a.  Class A-1 Notes        5.6000%                $0                  0.00000                  $0                    0.00000
b.  Class A-2 Notes        5.9500%                $0                  0.00000                  $0                    0.00000
c.  Class A-3 Notes        6.1100%                $0                  0.00000                  $0                    0.00000
d.  Class A-4 Notes        6.2800%           $156,009,797             0.38981             $190,785,960               0.47670
e.  Class B Notes          6.5700%           $178,500,000             1.00000             $178,500,000               1.00000
f.  Equity Certificates    6.7500%           $ 95,659,329             0.75021             $ 95,659,329               0.75021
g.  Total                    N.A.            $430,169,126             0.13505             $464,945,289               0.14597


NOTE: AGGREGATE REQUIRED PAYOFF AMOUNT OF ALL CONTRACTS AT THE END OF THE COLLECTION PERIOD IS $430,169,126 and the CCA Balance is $60,751,652.


2.  Monthly Principal Amount
    a.    Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                           $   464,945,289
    b.    Contract Pool Principal Balance (End of Collection Period)                 $   415,360,376
    c.    Monthly Principal Amount                                                   $    49,584,914
3.  Gross Collections
    a.    Scheduled Payments Received                                                $    34,168,183
    b.    Liquidation Proceeds Allocated to Owner Trust                              $       512,525
    c.    Required Payoff Amounts of Prepaid Contracts                               $     1,732,014
    d.    Required Payoff Amounts of Purchased Contracts                             $            -
    e.    Proceeds of Clean-up Call                                                  $            -
    f.    Investment Earnings on Collection Account and Note Distribution Account    $       110,983
    g.    Extension Fees Allocated to Owner Trust                                    $            -
    h.    Total Gross Collections (sum of (a) through (g))                           $    36,523,705
4.  Determination of Available Funds
    a.    Total Gross Collections                                                    $    36,523,705
    b.    Withdrawal from Cash Collateral Account                                    $     1,234,230
    c.    Total Available Funds                                                      $    37,757,936

5.  Application of Available Funds

---------------------------------------------------------------------------------------
            Item                               Amount         Remaining Available Funds
---------------------------------------------------------------------------------------
a.    Total Available Funds                                               $ 37,757,936
b.    Servicing Fee                           $   467,954                 $ 37,289,981
c.    Interest on Notes:
      i)       Class A-1 Notes                $        -                  $ 37,289,981
      ii)      Class A-2 Notes                $        -                  $ 37,289,981
      iii)     Class A-3 Notes                $        -                  $ 37,289,981
      iv)      Class A-4 Notes                $   998,447                 $ 36,291,535
      v)       Class B Notes                  $   977,288                 $ 35,314,247
d.    Interest on Equity                      $   538,084                 $ 34,776,164
      Certificates
e.    Principal of Notes and
      Equity Certificates:
      i)       Class A-1 Notes                $        -                  $ 34,776,164
      ii)      Class A-2 Notes                $        -                  $ 34,776,164
      iii)     Class A-3 Notes                $        -                  $ 34,776,164
      iv)      Class A-4 Notes                $34,776,164                 $         -
      v)       Class B Notes                  $        -                  $         -
      vi)      Equity Certificates            $        -                  $         -
f.    Deposit to Cash                         $        -                  $         -
      Collateral Account
g.    Amount to be applied in                 $        -                  $         -
      accordance with CCA
      Loan Agreement
h.    Balance, if any, to Equity              $        -                  $         -
      Certificates

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation
    ------------------------------------------------------------------------------------------
                                                                        September 15, 1999
                        Item                                               Payment Date
    ------------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                      $ 62,574,144
    b.    Deposits to Cash Collateral Account                               $         -
    c.    Withdrawals from Cash Collateral Account                          $  1,234,230
    d.    Releases of Cash Collateral Account Surplus                       $         -
          (Excess, if any of (a) plus (b) minus (c) over (f))
    e.    Available Cash Collateral Amount (End)                            $ 61,339,913
          (Sum of (a) plus (b) minus (c) minus (d))
    f.    Requisite Cash Collateral Amount                                  $ 63,704,600
    g.    Cash Collateral Account Shortfall                                 $  2,364,687
          (Excess, if any, of (f) over (e))
2.        Calculation of Requisite Cash Collateral Amount
    a.    For Payment Dates from, and including, the
          November 1996 Payment Date  to,
          and including, the October 1997 Payment Date
          1) Initial Cash Collateral Amount                                 $207,040,000
    b.    For Payment Dates from, and including, the
          November 1997 Payment Date until
           the Final Payment Date, the sum of
          1) 8% of the Contract Pool Principal Balance                      $ 33,228,830
          2) The Aggregate Principal Balance of the Notes                   $ 14,808,750
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance
          3) Total ((1) plus (2))                                           $ 48,037,580
    c.    Floor equal to the lesser of
           1) 2% of Cut-Off Date Contract Pool Principal                    $ 63,704,600
          Balance ($63,704,600); and
          2) the Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance                                $ 63,704,600
    d.    Requisite Cash Collateral Amount
3.        Calculation of Cash Collateral Account Withdrawals                $         -
    a.    Interest Shortfalls                                               $  1,234,230
    b.    Principal Deficiency Amount
    c.    Principal Payable at Stated Maturity Date of                      $         -
          Class of Notes or Equity Certificates                             $  1,234,230
    d.    Total Cash Collateral Account Withdrawals

IV. Information Regarding Distributions on Securities

------------------------------------------------------------------------------------
     Distribution                 Class A-1         Class A-2           Class A-3
       Amounts                      Notes             Notes               Notes
------------------------------------------------------------------------------------
1. Interest Due                   $       -         $       -           $       -
2. Interest Paid                  $       -         $       -           $       -
3. Interest Shortfall             $       -         $       -           $       -
((1) minus (2))
4. Principal Paid                 $       -         $       -           $       -
5. Total Distribution Amount      $       -         $       -           $       -
((2) plus (4))


------------------------------------------------------------------------------------------------
      Distribution                Class A-4         Class B            Equity
        Amounts                     Notes            Notes          Certificates        Totals
------------------------------------------------------------------------------------------------
1. Interest Due                  $    998,447      $ 977,288         $ 538,084       $ 2,513,818
2. Interest Paid                 $    998,447      $ 977,288         $ 538,084       $ 2,513,818
3. Interest Shortfall            $         -       $      -          $      -        $        -
((1) minus (2))
4. Principal Paid                $ 34,776,164      $      -          $      -        $34,776,164
5. Total Distribution Amount     $ 35,774,610      $ 977,288         $ 538,084       $37,289,981
((2) plus (4))


V. Information Regarding Other Pool Characteristics

    -----------------------------------------------------------------------------------
                                              As of End of             As of End of
                  Item                         August-99                  July-99
                                           Collection Period         Collection Period
    -----------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.    Original Number of Contracts          280,634                    N.A.
    b.    Cut-Off Date Contract Pool         3,185,229,329                 N.A.
          Principal Balance
    c.    Original Weighted Average           38.6 months                  N.A.
           Remaining Term
    d.    Weighted Average                    56.1 months                  N.A.
          Original Term
2.  Current Contract Characteristics
    a.    Number of Contracts                    57,901                   62,695
    b.    Average Contract                       7,174                     7,165
          Principal Balance
    c.    Weighted Average                        21.7                     22.0
           Remaining Term

VI. Capita Equipment Receivables Trust 1996-1 Prepayment Schedule

-------------------------------------------
Payment Date               Since Issue
 Period                        CPR
-------------------------------------------
 0               Oct-96
 1               Nov-96      10.866%
 2               Dec-96       7.964%
 3               Jan-97       8.606%
 4               Feb-97       8.254%
 5               Mar-97       7.615%
 6               Apr-97       7.211%
 7               May-97       8.268%
11               Sep-97       7.506%
12               Oct-97       7.348%
13               Nov-97       7.346%
14               Dec-97       6.629%
15               Jan-98       6.741%
16               Feb-98       7.251%
17               Mar-98       6.870%
18               Apr-98       7.200%
19               May-98       7.072%
20               Jun-98       6.870%
21               Jul-98       7.232%
22               Aug-98       7.327%
23               Sep-98       7.253%
24               Oct-98       7.147%
25               Nov-98       7.198%
26               Dec-98       7.079%
27               Jan-99       7.208%
28               Feb-99       7.415%
29               Mar-99       7.485%
30               Apr-99       7.965%
31               May-99       8.545%
32               Jun-99       8.120%
33               Jul-99       8.446%
34               Aug-99       8.506%
35               Sep-99       8.419%




VII. Purchased, Liquidated and Paid Contracts
     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on September 15, 1999.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T Capital Corporation

                                 Thomas G. Adams
                                 ---------------
                                 Thomas G. Adams
                   Senior Vice President, Financial Reporting